Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACTS OF 2002

In connection with the Quarterly Report of Wireless Xcessories Group, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Stephen Rade, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2005	By:	/s/ Stephen Rade
Name: Stephen Rade
Title: Chief Executive Officer